Rule 497(e)

File No. 333-01153

SCHWAB SELECT ANNUITY®

Issued by Great-West Life & Annuity Insurance Company

Variable Annuity-1 Series Account

Supplement dated August 23, 2005 to the Prospectus

For the Schwab Select Annuity® dated May 1, 2005

Please note the following changes to your Prospectus:

Effective August 15, 2005, the following sentence is added as the last sentence to the investment objective of the Van Kampen LIT Growth & Income Portfolio on page 17 of your Prospectus:

The Portfolio may invest up to 15% of its assets in equity real estate investment trusts (“REITs”).

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this supplement for future reference.

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